Accounting for Income Taxes	9 Months Ended	12 Months Ended
	Oct. 29, 2011	Jan. 29, 2011
Accounting for Income Taxes [Abstract]
ACCOUNTING FOR INCOME TAXES

NOTE 6 - ACCOUNTING FOR INCOME TAXES

The Company conducts business throughout the United States and Puerto Rico and as a result, files income tax returns in the U.S. federal jurisdiction and various state jurisdictions and Puerto Rico. In the normal course of business the Company is subject to examinations in these jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, local or Puerto Rico income tax examinations for fiscal years prior to 2007. State and foreign income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. Our U.S. federal tax returns of our predecessor company for the years ended June 30, 2009 and June 30, 2007 are currently under examination, relating to the Company’s carry-back of net operating loss which resulted in a claim for refund of federal income taxes of approximately $2.5 million. The claim for refund is included in prepaid expenses and other current assets on the condensed consolidated balance sheets as of October 29, 2011 and January 29, 2011. Management does not expect any material adjustment to the amount of the claim for refund as a result of these examinations.

The Company continues to provide a full valuation allowance against all deferred tax assets due to the uncertainty as to when business conditions will improve sufficiently to enable it to utilize its deferred tax assets. As a result, the Company did not record a federal or state tax provision (benefit) on its operating income (loss) for the thirteen or thirty-nine weeks ended October 29, 2011.

During the thirteen and thirty-nine weeks ended October 29, 2011, there were no changes to the liability for income tax associated with uncertain tax positions. The Company accrues interest related to unrecognized tax benefits as well as any related penalties in operating expenses in its condensed consolidated statements of operations, which is consistent with the recognition of these items in prior reporting periods. The accrual for interest and penalties related to uncertain tax positions as of October 29, 2011 and January 29, 2011 was not significant.

The Company does not anticipate any material adjustments relating to unrecognized tax benefits within the next twelve months; however the ultimate outcome of tax matters is uncertain and unforeseen results can occur.

NOTE 7 - ACCOUNTING FOR INCOME TAXES

The income tax (benefit) provision is comprised of the following amounts (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Current:
Federal	$(2,447)	$—
State and local	96	189

	(2,351)	189

Deferred:
Federal	—	—
State and local	—	—
Foreign	—	—

	—	—

Income tax (benefit) provision	$(2,351)	$189

The income tax (benefit) provision differs from the amount obtained by applying the statutory Federal income tax rate to pretax income as follows (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Benefit at federal statutory rates	$(2,126)	$(5,474)
Non-deductible expenses	24	31
Change in valuation allowance	(1,018)	6,978
State taxes	510	(822)
General reserves and other	259	(524)

Income tax (benefit) provision	$(2,351)	$189

Net deferred tax liabilities, which are included in other long-term liabilities on the accompanying consolidated balance sheets as of January 29, 2011 and January 30, 2010, reflect the tax effect of the following differences between financial statement carrying amounts and tax bases of assets and liabilities as follows (in thousands):

	January 29, 2011	January 30, 2010
Assets:
Net operating loss and tax credit carry forwards	$5,949	$10,205
Puerto Rico net operating loss carry forwards	1,731	1,708
Inventories	2,415	2,020
Property and equipment	9,687	9,074
Accounts receivable allowances	253	134
Goodwill and intangibles	1,060	1,309
Self-insured reserves and other	4,361	2,024

Total deferred tax assets	25,456	26,474
Valuation allowance	(25,456)	(26,474)

Net deferred tax assets	—	—
Liabilities:
Tradename	(3,400)	(3,400)

Net deferred tax liabilities	$(3,400)	$(3,400)

Management evaluates the Company’s deferred income tax assets and liabilities to determine whether or not a valuation allowance is necessary. Deferred tax assets are reduced by a valuation allowance if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Realization of future tax benefits related to the deferred tax assets is dependent on many factors, including the Company’s ability to generate future taxable income during those periods in which temporary differences become deductible and/or credits can be utilized. Based on the difficult retail and wholesale environment resulting from the decline in general economic conditions and consumer confidence in fiscal 2008, and the uncertainty as to when conditions will improve sufficiently enough to enable the Company to utilize its deferred tax assets, the Company established a full valuation allowance against its deferred tax assets, recording a non-cash charge of approximately $19.5 million in fiscal 2008. The lack of practical tax-planning strategies available in the short term and the lack of other objectively verifiable positive evidence supported the conclusion that a full valuation allowance against the Company’s federal and state net deferred tax assets was necessary. In fiscal 2010 and 2009, the valuation allowance decreased by approximately $1.0 million and increased by approximately $7.0 million, respectively.

As of January 29, 2011 and January 30, 2010, the Company had a deferred tax liability of approximately $3.4 million related to a tradename. Due to the uncertainty of when this deferred tax liability will be recognized, the Company was not able to offset its total deferred tax assets with this deferred tax liability.

Based on available evidence, management concluded that a full valuation allowance should be maintained against the Company’s deferred tax assets as of January 29, 2011. If, in the future, the Company realizes taxable income on a sustained basis of the appropriate character and within the net operating loss carry-forward period, the Company would be allowed to reverse some or all of this valuation allowance, resulting in an income tax benefit. Further, changes in existing tax laws could also affect valuation allowance needs in the future.

In the most recently filed consolidated federal tax return, the Company was able to carryback a portion of its net operating loss to Model Reorg’s previously filed 2007 federal tax return. The carry-back resulted in a claim for refund of federal income taxes of approximately $2.5 million. The amount of the claim was determined based on information which became available and which was recorded as an income tax benefit during both the thirteen and thirty-nine weeks ended October 30, 2010. The claim for refund is included in prepaid expenses and other current assets on the condensed consolidated balance sheet as of January 29, 2011.

As of January 20, 2011, the Company’s United States and Puerto Rico net operating loss carryforwards which approximate $14.0 million and $1.7 million, respectively, begin to expire in fiscal years 2024 and 2011, respectively.

Accounting standards prescribe a comprehensive model for the financial statement recognition, measurement, presentation and disclosure of uncertain tax positions taken or expected to be taken in an income tax return. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The tax benefits recognized in the financial statements from such a position should be measured based on the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement. The accounting standards also provides guidance on derecognition, classification, interest and penalties on income taxes, accounting in interim periods and requires increased disclosures. As of January 29, 2011 and January 30, 2010, there was a liability of $0.7 million and $0.6 million, respectively, recorded for income tax associated with unrecognized tax benefits.

The Company accrues interest related to unrecognized tax benefits as well as any related penalties in income tax expense, which is consistent with the recognition of these items in prior reporting periods. Accrued interest and penalties as of January 29, 2011 and January 30, 2010 were $0.4 million and $0.3 million, respectively.

The balance of unrecognized tax benefits, the amount of related interest and penalties we have provided and what we believe to be the range of reasonably possible changes in the next 12 months, were (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Unrecognized tax benefits	$666	$632
Portion if recognized would reduce tax expense and effective rate	666	632
Accrued interest on unrecognized tax benefits	254	203
Accrued penalties on unrecognized tax benefits	142	142

A reconciliation of the beginning and ending amounts of unrecognized tax benefits is as follows (in thousands):

	Fiscal Year Ended January 29, 2011	Fiscal Year Ended January 30, 2010
Balance at beginning of year	$632	$523
Additions for tax positions of the current year	—	—
Additions for tax positions of prior years	34	109

Balance at end of year	$666	$632

The Company does not expect material adjustments to the total amount of unrecognized tax benefits within the next 12 months, but the outcome of tax matters is uncertain and unforeseen results can occur.

The Company conducts business throughout the United States and Puerto Rico, and as a result, files income tax returns in the United States federal jurisdiction and various state and foreign jurisdictions. In the normal course of business, the Company is subject to examination by taxing authorities. With few exceptions, the Company is no longer subject to U.S. federal, state, local or Puerto Rico income tax examinations for fiscal years prior to 2004. State and foreign income tax returns are generally subject to examination for a period of three to five years after filing of the respective return. The state impact of any federal changes remains subject to examination by various states for a period of up to one year after formal notification to the states. The Company is not currently under examination in any state or foreign jurisdictions.